PSI Form 1 (97) - D18

ENROLLMENT APPLICATION
EMPLOYEE MUST COMPLETE SECTIONS A, B, C AND REVERSE SIDE

A. EMPLOYEE DATA (Please Type or Print Clearly):

1. Social Security Number ___-__-___

2. Name_____________________________________________________
             Last             First         Middle Initial

3. Current Address__________________________________________
                   Street       City      State   Zip Code

4. Birth Date ________-______-19_____  TO BE COMPLETED BY
                MM       DD       YY   BALTIMORE COUNTY SAVINGS
                                       BANK, F.S.B.'S
                                       AUTHORIZED REPRESENTATIVE
5. Check appropriate boxes:
   [   ]   Male    [  ]  Female        Participation Date
   [   ]   Single  [  ]  Married       ________-01, 19__
                                          MM          YY
                                       Service Date
                                       _______-_____, 19__
                                         MM      DD     YY
                                       Annual Gross Salary
                                       $__________
                                        ________% 5% Stock Owner
                                        ________ Officer

B. EMPLOYEE CONTRIBUTIONS:

     I elect to contribute the following percentage of my monthly Plan salary and authorize such contributions to be deducted from my salary:

     % of pre-tax deferrals ________%

     MUST BE A WHOLE PERCENTAGE AND MAY NOT EXCEED 9%.

C. INVESTMENT INSTRUCTIONS: (Note: If no direction is made, all contributions will be invested in the MONEY MARKET FUND.)

   I direct that all contributions made on my behalf be invested in whole percentages as follows:

               S&P 500 Stock Fund                ________%
               Stable Value Fund                 ________%
               S&P MidCap Stock Fund             ________%
               Money Market Fund*                ________%
               Government Bond Fund              ________%
               International Stock Fund          ________%
               Income Plus Asset Allocation
                Fund                             ________%
               Growth & Income Asset Allocation
                Fund                             ________%
               Growth Asset Allocation Fund      ________%
               Baltimore County Savings Bank,
                F.S.B. Stock Fund                ________%
                                         _______________________
                                                   100   %

          * Amounts invested in the Stable Value Fund may not be transferred directly to this Fund.


D.   BALTIMORE COUNTY SAVINGS BANK, F.S.B. MUST COMPLETE THE
FOLLOWING:

     I hereby direct PSI to enroll the above member in Baltimore County Savings Bank, F.S.B. Employees'
     Savings & Profit Sharing Plan and Trust based on the information contained herein.


______________________________________________________________
Signature of Baltimore County Savings Bank, F.S.B's      Date
Authorized Representative

              (continued on reverse side)

Pentegra Services, Inc. . 108 Corporate Drive . White Plains NY
10604 . 914-694-1300 . 800-872-3473 . FAX 914-694-6429

DESIGNATION OF BENEFICIARY

I hereby request that any benefit under the Baltimore
County Savings Bank, F.S.B. Employees' Savings  &
Profit Sharing Plan and Trust which becomes payable in the event of my death be paid as set forth in the option(s) completed below. This request supersedes any previous designation of a beneficiary that I may have made.

1. Spouse -
   Primary    TO _________________, _______________, __________
   Beneficiary        Name           Relationship    Social
                                                    Security No.

NOTE FOR MARRIED PARTICIPANTS: FEDERAL LEGISLATION REQUIRES THAT YOUR SPOUSE BE NAMED BENEFICIARY FOR YOUR ACCOUNT UNLESS A SIGNED WAIVER IS PROVIDED BY YOU AND YOUR SPOUSE. (SEE YOUR PLAN ADMINISTRATOR FOR DETAILS AND COMPLETE WAIVER SECTION BELOW.)

2.  OTHER      To the following named person(s) as are living at
   PRIMARY     my death:
BENEFICIARIES -------------------, ---------, ----%, -----------
              Name and Address    Relationship       Social
                                                    Security No.

              -------------------, ---------, ----%, -----------
              Name and Address    Relationship       Social
                                                    Security No.

              If not living at my death, to the following named persons as are living at my death:

3.     CONTINGENT
     BENEFICIARIES

              -------------------, ---------, ----%, -----------
              Name and Address    Relationship       Social
                                                    Security No.

              -------------------, ---------, ----%, -----------
              Name and Address    Relationship       Social
                                                    Security No.

              -------------------, ---------, ----%, -----------
              Name and Address    Relationship       Social
                                                    Security No.

4.  ESTATE OF INSURED   To the executors or administrators of
                        my estate, as named below or in my
                        will in effect at the time of my death.

                     ------------------        -----------------
                              Name                    Address

--------------------------  -----------------------  ----------
Signature of Employee       Signature of Witness       Date

WAIVER TO BE COMPLETED BY SPOUSE IF EMPLOYEE ELECTS OTHER THAN 1
ABOVE

I, the undersigned, am the employee's spouse and agree to the designation of the above-named primary and contingent beneficiary(ies). I understand that any death benefit payable under the Baltimore County Savings Bank, F.S.B. Employees' Savings & Profit Sharing Plan and Trust shall be paid in accordance with the above designations.


                  __________________________________________
                                Signature of Spouse

State of: ________________________________ ss.:

County of:________________________________


On this ____ day of __________, 19__ personally appeared before me the said named ______________________________, to me known and known to me to be the person described in and who executed the foregoing instrument, and he(she) acknowledged that he(she) executed the same.


(Seal)____________________________________(Notary Public)

STAMP OR SEAL REQUIRED
                            My commission expires _______________

PSI Form _ (97) - D18


CHANGE OF INVESTMENT ALLOCATION


MEMBER DATA (Please Type or Print Clearly):

  1. Soc. Sec. Number __ __ __ - __ __ - __ __ __ __

2. Name_____________________________________________________
             Last             First         Middle Initial

3. Current Address__________________________________________
                   Street       City      State   Zip Code

SECTION I
NEW INVESTMENT DIRECTIONS (Applicable to Future
Contributions Only):

I hereby revoke any previous investment instructions and now direct that any future contributions and/or loan repayments, if any, made by me or on my behalf by Baltimore County Savings Bank, F.S.B., including those contributions and/or repayments received by the Baltimore County Savings Bank, F.S.B. Employees' Savings & Profit Sharing Plan and Trust during the same reporting period as this form, be invested in the following whole percentages.

          S&P 500 Stock Fund                      ______%
          Stable Value Fund                       ______%
          S&P MidCap Stock Fund                   ______%
          Money Market Fund                       ______%
          Government Bond Fund                    ______%
          International Stock Fund                ______%
          Income Plus Asset Allocation Fund       ______%
          Growth & Income Asset Allocation Fund   ______%
          Growth Asset Allocation Fund            ______%
          Baltimore County Savings Bank, F.S.B.
            Stock Fund                            ______%
                                                    100

SECTION II
NEW INVESTMENT DIRECTIONS (Applicable to Accumulated
Balances Only):

I hereby revoke any previous investment direction and now direct that the market value of the units that I have invested in the following Funds, to the extent permissible, be transferred out of the specified Fund and invested in the selected Funds in whole percentages. THE TOTAL OF YOUR FUND PERCENTAGES MUST TOTAL 100%.

  ________% from                      ________% from                    ________% from
  S&P 500 STOCK FUND TO:              STABLE VALUE FUND TO:             S&P MIDCAP STOCK FUND TO:
  _____% Stable Value Fund            _____% S&P 500 Stock Fund         _____% S&P 500 Stock Fund
  _____% S&P MidCap Stock Fund        _____% S&P MidCap Stock Fund      _____% Stable Value Fund
  _____% Money Market Fund            _____% Government Bond Fund       _____% Money Market Fund
  _____% Government Bond Fund         _____% International Stock Fund   _____% Government Bond Fund
  _____% International Stock Fund     _____% Income Plus Fund           _____% International Stock Fund
  _____% Income Plus Fund             _____% Growth and Income Fund     _____% Income Plus Fund
  _____% Growth and Income Fund       _____% Growth Fund                _____% Growth and Income Fund
  _____% Growth Fund                  _____% Baltimore County Savings   _____% Growth Fund
  _____% Baltimore County Savings      100     Bank, F.s.B. Stock Fund  _____% Baltimore County Savings
   100   Bank, F.S.B. Stock Fund       100                               100   Bank, F.S.B. Stock Fund

  _____% from                         _____% from                      _____% from
  MONEY MARKET FUND TO:               GOVERNMENT BOND FUND TO:         INTERNATIONAL STOCK FUND TO:
  _____% S&P 500 Stock Fund           _____% S&P 500 Stock Fund         _____% S&P 500 Stock Fund
  _____% Stable Value Fund            _____% Stable Value Fund          _____% Stable Value Fund
  _____% S&P MidCap Stock Fund        _____% S&P MidCap Stock Fund      _____% S&P MidCap Stock Fund
  _____% Government Bond Fund         _____% Money Market Fundck Fund   _____% Money Market Fund
  _____% International Stock Fund     _____% International Stock Fund   _____% Government Bond Fund
  _____% Income Plus Fund             _____% Income Plus Fund           _____% Income Plus Fund
  _____% Growth and Income Fund       _____% Growth and Income Fund     _____% Growth and Income Fund
  _____% Growth Fund                  _____% Growth Fund                _____% Growth Fund
  _____% Baltimore County Savings     _____% Baltimore County Savings   _____% Baltimore County Savings
   100   Bank, F.S.B. Stock Fund       100     Bank, F.S.B. Stock Fund   100   Bank, F.S.B. Stock Fund



              (continued on reverse side)

  _____% from                         _____% from                      _____% from
  INCOME PLUS ASSET ALLOCATION        GROWTH AND INCOME ASSET          GROWTH ASSET ALLOCATION FUND TO:
   FUND TO:                           ALLOCATION FUND TO:
  _____% S&P 500 Stock Fund           _____% S&P 500 Stock Fund         _____% S&P 500 Stock Fund
  _____% Stable Value Fund            _____% Stable Value Fund          _____% Stable Value Fund
  _____% S&P MidCap Stock Fund        _____% S&P MidCap Stock Fund      _____% S&P MidCap Stock Fund
  _____% Money Market Fund            _____% Money Market Fund          _____% Money Market Fund
  _____% Government Bond Fund         _____% Government Bond Fund       _____% Government Bond Fund
  _____% International Stock Fund     _____% International Stock Fund   _____% International Stock Fund
  _____% Growth and Income Fund       _____% Income Plus Fund           _____% Income Plus Fund
  _____% Growth Fund                  _____% Growth Fund                _____% Growth and Income Fund
  _____% Baltimore County Savings     _____% Baltimore County Savings   _____% Baltimore County Savings
   100   Bank, F.S.B. Stock Fund       100     Bank, F.S.B. Stock Fund   100   Bank, F.S.B. Stock Fund

     ________% from
     BALTIMORE COUNTY SAVINGS BANK,
      F.S.B. STOCK FUND TO:
     ________% S&P 500 Stock Fund
     ________% Stable Value Fund
     ________% S&P MidCap Stock Fund
     ________% Money Market Fund
     ________% Government Bond Fund
     ________% International Stock Fund
     ________% Income Plus Fund
     ________% Growth and Income Fund
     ________% Growth Fund
       100


NOTE: All percentages elected in Section II will be subtracted from current fund values prior to any reallocation noted on this form.

NOTES:
-----

No amounts invested in the Stable Value Fund may be transferred directly to the Money Market Fund. Stable Value Fund amounts invested in the S&P 500 Stock Fund, the S&P MidCap Stock Fund, Government Bond Fund, International Stock Fund, Income Plus Asset Allocation Fund, Growth and Income Asset Allocation Fund, Growth Asset Allocation Fund and/or Baltimore County Savings Bank, F.S.B. Stock Fund, for a period of three months may be transferred to the Money Market Fund upon the submission of a separate Change of Investment Allocation form.

The percentage that can be transferred to the Money Market Fund may be limited by any amounts previously transferred from the Stable Value Fund that have not satisfied the equity wash requirement. Such amounts will remain in either the S&P 500 Stock Fund, the S&P MidCap Stock Fund, Government Bond Fund, International Stock Fund, Income Plus Asset Allocation Fund, Growth and Income Asset Allocation Fund, Growth Asset Allocation Fund, and/or Baltimore County Savings Bank, F.S.B. Stock Fund and a separate direction to transfer them to the Money Market Fund will be required when they become available.

MEMBER'S SIGNATURE



____________________________                __________________
   Signature of Member                             Date

PENTEGRA SERVICES IS HEREBY AUTHORIZED TO MAKE THE ABOVE LISTED
CHANGE(S) TO THIS MEMBER'S RECORD.


____________________________________        __________________
Signature of Baltimore County                    Date
 Savings Bank, F.S.B.'s
Authorized Representative